                                                                   EXHIBIT 10.21

                           STOCK PURCHASE AGREEMENT

     Agreement entered into as of February 3, 1998, by and among Medical Institutes of America, Inc., an Illinois corporation (the "Buyer"), and Phillip
                                                           -----
Miller (the "Seller").  The Buyer and the Seller are referred to collectively
             ------
herein as the "Parties."
               -------

     The Seller owns all of the outstanding capital stock of Medical Institute of Minnesota, Inc., a Minnesota corporation (the "Company").
                                                  -------

     This Agreement contemplates a transaction in which the Buyer will purchase from the Seller, and the Seller will sell to the Buyer, all of the outstanding capital stock of the Company in return for cash and the Buyer Note.

     Now, therefore, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows.

 1.  DEFINITIONS.
     -----------

     "Accredited Investor" has the meaning set forth in Regulation D promulgated
      -------------------
under the Securities Act.

     "Adverse Consequences" means all actions, suits, proceedings, hearings,
      --------------------
investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, Liabilities, obligations, Taxes, liens, losses, expenses, and fees, including court costs and reasonable attorneys' fees and expenses.

     "Affiliate" has the meaning set forth in Rule 12b-2 of the regulations
      ---------
promulgated under the Securities Exchange Act.

     "Audited Financial Statements" has the meaning set forth in (S)2(f) below.
      ----------------------------

     "Basis" means any past or present fact, situation, circumstance, status,
      -----
condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction that forms or could form the basis for any specified consequence.

     "Buyer" has the meaning set forth in the preface above.
      -----

     "Buyer Note" has the meaning set forth in (S)2(b) below.
      ----------

     "Buyer Escrow Note" has the meaning set forth in (S)2(b) below.
      -----------------

     "Closing" has the meaning set forth in (S)2(c) below.
      -------

     "Closing Date" has the meaning set forth in (S)2(c) below.
      ------------

     "Code" means the Internal Revenue Code of 1986, as amended.
      ----

     "Company Shares" means 100% of the outstanding capital stock of the
      --------------
Company.

     "Confidential Information" means any information concerning the businesses
      ------------------------
and affairs of the Company that is not already generally available to the public.

     "Controlled Group of Corporations" has the meaning set forth in Code
      --------------------------------
(S)1563.

     "Disclosure Schedule" has the meaning set forth in (S)4 below.
      -------------------

     "Employment Agreement" has the meaning set forth in (S)2(b).
      --------------------

     "Employee Benefit Plan" means any (a) nonqualified deferred compensation or
      ---------------------
retirement plan or arrangement which is an Employee Pension Benefit Plan, (b) qualified defined contribution retirement plan or arrangement which is an Employee Pension Benefit Plan, (c) qualified defined benefit retirement plan or arrangement which is an Employee Pension Benefit Plan (including any Multiemployer Plan), or (d) Employee Welfare Benefit Plan or material fringe benefit plan or program.

     "Employee Pension Benefit Plan" has the meaning set forth in ERISA (S)3(2).
      -----------------------------

     "Employee Welfare Benefit Plan" has the meaning set forth in ERISA (S)3(l).
      -----------------------------

     "Environmental, Health, and Safety Laws" means the Comprehensive
      --------------------------------------
Environmental Response, Compensation and Liability Act of 1980, the Resource Conservation and Recovery Act of 1976, and the Occupational Safety and Health Act of 1970, each as amended, together with all other laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof) concerning pollution or protection of the environment, public health and safety, or employee health and safety, including laws relating to emissions, discharges, releases, or threatened releases of pollutants, contaminants, or chemical, industrial, hazardous, or toxic materials or wastes into ambient air, surface water, ground water, or lands or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, or chemical, industrial, hazardous, or toxic materials or wastes.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended.

     "Escrow Account" has the meaning set forth in (S)7(c) below.
      --------------

     "Escrow Agent" has the meaning set forth in (S)7(c) below.
      ------------

     "Escrow Delivery Date" has the meaning set forth in (S)7(c) below.
      --------------------

     "Excess Loss Account" has the meaning set forth in Reg. (S)1.1502-19.
      -------------------

     "Extremely Hazardous Substance" has the meaning set forth in (S)302 of the
      -----------------------------
Emergency Planning and Community Right-to-Know Act of 1986, as amended.

     "Fiduciary" has the meaning set forth in ERISA (S)3(21).
      ---------

     "Financial Statement" has the meaning set forth in (S)4(g) below.
      -------------------

     "GAAP" means United States generally accepted accounting principles as in
      ----
effect from time to time.

     "Indemnified Party" has the meaning set forth in (S)8(d) below.
      -----------------

     "Indemnifying Party" has the meaning set forth in (S)8(d) below.
      ------------------

     "Intellectual Property" means (a) all inventions (whether patentable or
      ---------------------
unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations, thereof, (b) all trademarks, service marks, trade dress, logos, trade names, and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (c) all copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith, (d) all mask works and all applications, registrations, and renewals in connection therewith, (e) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals), (f) all computer software (including data and related documentation), (g) all other proprietary rights, and (h) all copies and tangible embodiments thereof (in whatever form or medium).

     "Knowledge" means actual knowledge after reasonable investigation.
      ---------

     "Liability" means any liability (whether known or unknown, whether asserted
      ---------
or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for Taxes.

     "Most Recent Balance Sheet" means the balance sheet contained within the
      -------------------------
Most Recent Financial Statements.

     "Most Recent Financial Statements" has the meaning set forth in (S)4(g)
      --------------------------------
below.

     "Multiemployer Plan" has the meaning set forth in ERISA (S)3(37).
      ------------------

     "Ordinary Course of Business" means the ordinary course of business
      ---------------------------
consistent with past custom and practice (including with respect to quantity and frequency).

     "Party" has the meaning set forth in the preface above.
      -----

     "PBGC" means the Pension Benefit Guaranty Corporation.
      ----

     "Person" means an individual, a partnership, a corporation, an association,
      ------
a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

     "Prohibited Transaction" has the meaning set forth in ERISA (S)406 and Code
      ----------------------
(S)4975.

     "Purchase Price" has the meaning set forth in (S)2(b) below.
      --------------

     "Reportable Event" has the meaning set forth in ERISA (S)4043.
      ----------------

     "Securities Act" means the Securities Act of 1933, as amended.
      --------------

     "Securities Exchange Act" means the Securities Exchange Act of 1934, as
      -----------------------
amended.

     "Security Interest" means any mortgage, pledge, lien, encumbrance, charge,
      -----------------
or other security interest, other than (a) mechanic's, materialmen's, and similar liens, (b) liens for Taxes not yet due and payable [or for Taxes that the taxpayer is contesting in good faith through appropriate proceedings], (c) purchase money liens and liens securing rental payments under capital lease arrangements, and (d) other liens arising in the Ordinary Course of Business and not incurred in connection with the borrowing of money.

     "Seller" has the meaning set forth in the preface above.
      ------

     "Stockholder's Equity" shall mean the total assets of the Company minus the
      --------------------
total liabilities of the Company as reflected on the applicable financial statements, all computed and prepared in accordance with generally accepted accounting principles, consistently applied and consist with past practices.

     "Subsidiary" means any corporation with respect to which a specified Person
      ----------
(or a Subsidiary thereof) owns a majority of the common stock or has the power to vote or direct the voting of sufficient securities to elect a majority of the directors.

     "Survey" has the meaning set forth in (S)5(i) below.
      ------

     "Tax" means any federal, state, local, or foreign income, gross receipts,
      ---
license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code (S)59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

     "Tax Return" means any return, declaration, report, claim for refund, or
      ----------
information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

     "Third Party Claim" has the meaning set forth in (S)8(d) below.
      -----------------

2.   PURCHASE AND SALE OF COMPANY SHARES.
     -----------------------------------

     (a) Basic Transaction.  On and subject to the terms and conditions of this
         -----------------
     Agreement, the Buyer agrees to purchase from the Seller, and the Seller agree to sell to the Buyer, all the Company Shares for the consideration specified below in this (S)2.

     (b) Purchase Price.  The Buyer agrees to pay to the Seller at the Closing
         --------------
     $2,576,000 (the "Purchase Price) by delivery of (i) its promissory note
                      --------------
     (the "Buyer Note" in the form of EXHIBIT A attached hereto in the aggregate
           ----------
     principal amount of $300,000 (ii) cash in the amount of $2,200,000 payable by wire transfer or delivery of other immediately available funds, or by the delivery of its promissory note (the "Buyer Escrow Note") in the form
                                               -----------------
     of EXHIBIT A-1 attached hereto in the aggregate principal amount of $2,200,000 to the Escrow Agent if the Buyer elects to conduct the Closing in escrow as provided in (S)7(c) herein and (iii) a promissory note in the form of EXHIBIT A-2 attached hereto in the aggregate principal amount of $76,000. In addition, the Buyer agrees to enter into, and to cause the Company to enter into, an employment agreement with the Seller (the "Employment Agreement"), in the form of EXHIBIT B.
      --------------------

     (c) The Closing.  The closing of the transactions contemplated by this
         -----------
     Agreement (the "Closing") shall take place at the offices of the LARKIN,
                     -------
     HOFFMAN, DALY & LINDGREN, LTD., IN BLOOMINGTON, MINNESOTA, commencing at 9:00 a.m. local time on the second business day following the satisfaction or waiver of all conditions to the obligations of the Parties to consummate the transactions contemplated hereby (other than conditions with respect to actions the respective Parties will take at the Closing itself) or such other date as the Buyer and the Seller may mutually determine (the "Closing
                                                                         -------
     Date"); provided, however, that the Closing Date shall be no earlier than
     ----    --------  -------
     JANUARY 23, 1998.

     (d) Deliveries at the Closing.  At the Closing, (i) the Seller will deliver
         -------------------------
     to the Buyer the various certificates, instruments, and documents referred to in (S)7(a) below, (ii) the Buyer will deliver to the Seller the various certificates, instruments, and documents referred to in (S)7(b) below,
     (iii) the Seller will deliver to the Buyer stock certificates representing all of his Company Shares, endorsed in blank or accompanied by duly executed assignment documents, and (iv) the Buyer will deliver to the Seller the consideration specified in (S)2(b) above.

     (e) Closing in Escrow.  If the Buyer elects to conduct the Closing in
         -----------------
     escrow, as provided in (S)7(c) herein, then the Purchase Price, the Employment Agreement, and the Company Shares shall be delivered to the Escrow Agent as provided in (S)7(c).

     (f) Purchase Price Adjustments.
         --------------------------

               (i)   Post-Closing Delivery of Audited Financial Statements.
                     -----------------------------------------------------
         Within three (3) days of receipt, the Seller shall deliver to the Buyer a copy of the Company's audited consolidated balance sheets and statements of income, changes in stockholder equity, and cash flow as of and for the fiscal years ended December 31, 1997 (the "Audited
                                                                   -------
         Financial Statements").  The Seller represents and warrants that as of
         --------------------
         the date of such delivery, the Audited Financial Statements (including the notes thereto) shall be prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby, present fairly the financial condition of the Company as of such dates and the results of operations of the Company for such periods, are correct and complete, and are consistent with the books and records of the Company (which books and records are correct and complete), subject to normal year-end adjustments (which will not be material individually or in the aggregate) consistent with past practices.

               (ii)  Purchase Price Adjustment.  If the Stockholder Equity
                     -------------------------
         reflected in the Audited Financial Statements differs from the Stockholder Equity reflected in the Most Recent Financial Statements by more than five percent (5%) (either an increase or a decrease), then the Purchase Price shall be adjusted to reflect that difference dollar for dollar. By way of example, if Stockholder Equity on the Audited Financial Statement is $50,000 less than that which is reflected on the Most Recent Financial Statement, and this represents more than a 5% decrease, then the Purchase Price shall be reduced by $50,000. If Stockholder Equity on the Audited Financial Statement is $50,000 greater than that which is reflected on the Most Recent Financial Statement, and this represents more than a 5% decrease, the Purchase Price shall be increased by $50,000. Any adjustment to the Purchase Price resulting from this (S)2(f) shall be reflected as an increase or a decrease, as appropriate, in the principal amount of the Buyer Escrow Note.

3.   REPRESENTATIONS AND WARRANTIES CONCERNING THE TRANSACTION.
     ---------------------------------------------------------

     (a) Representations and Warranties of the Seller.  The Seller represents
         --------------------------------------------
     and warrants to the Buyer that the statements contained in this (S)3(a) are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this (S)3(a)).

         (i)  Authorization of Transaction.  The Seller has full power and
              ----------------------------
         authority to execute and deliver this Agreement and to perform his obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Seller, enforceable in accordance with its terms and conditions. The Seller need not give any notice to, make any filing with, or obtain any authorization, consent, approval of any government, governmental agency, or court in order to consummate the transactions contemplated by this Agreement.

         (ii)  Noncontravention.  Neither the execution and the delivery of this
               ----------------
         Agreement, nor the consummation of the transactions contemplated hereby, will (A) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Seller is subject or (B) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Seller is a party or by which he is bound or to which any of his assets are subject.

         (iii) Brokers' Fees.  The Seller has no Liability or obligation to
               -------------
         pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Buyer could become liable or obligated.

         (iv)  Investment.  The Seller (A) understands that the Buyer Note has
               ----------
         not been, and will not be, registered under the Securities Act, or under any state securities laws, and is being offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering, (B) is acquiring the Buyer Note solely for his own account for investment purposes, and not with a view to the distribution thereof, (C) is a sophisticated investor with knowledge and experience in business and financial matters, (D) has received certain information concerning the Buyer and has had the opportunity to obtain additional information as desired in order to evaluate the merits and the risks inherent in holding the Buyer Note, (E) is able to bear the economic risk and lack of liquidity inherent in holding the Buyer Note, and (F) is an Accredited Investor.

         (v)  Company Shares.  The Seller holds of record and owns beneficially
              --------------
         all of the Company Shares free and clear of any restrictions on transfer, Taxes, Security Interests, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands. The Seller is not a party to any option, warrant, purchase right, or other contract or commitment that could require the Seller to sell, transfer, or otherwise dispose of any capital stock of the company (other than this Agreement). The Seller is not a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of any capital stock of the Company.

     (b) Representations and Warranties of the Buyer.  The Buyer represents and
         -------------------------------------------
     warrants to the Seller that the statements contained in this (S)3(b) are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this (S)3(b)).

         (i)   Organization of the Buyer.  The Buyer is a corporation duly
               -------------------------
         organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation.

         (ii)  Authorization of Transaction.  The Buyer has full power and
               ----------------------------
         authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Buyer, enforceable in accordance with its terms and conditions. The Buyer need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

         (iii) Noncontravention.  Neither the execution and the delivery of
               ----------------
         this Agreement, nor the consummation of the transactions contemplated hereby, will (A) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Buyer is subject or any provision of its charter or bylaws or (B) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Buyer is a party or by which it is bound or to which any of its assets is subject.

         (iv)  Brokers' Fees.  The Buyer has no Liability or obligation to pay
               -------------
         any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which any Seller could become liable or obligated.

         (v)   Investment.  The Buyer is not acquiring the Company Shares with a
               ----------
         view to or for sale in connection with any distribution thereof within the meaning of the Securities Act.

4.   REPRESENTATIONS AND WARRANTIES CONCERNING THE COMPANY.
     -----------------------------------------------------

     The Seller represents and warrants to the Buyer that the statements contained in this (S)4 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this (S)4), except as set forth in the disclosure schedule delivered by the Seller to the Buyer on the date hereof and initialed by the Parties (the "Disclosure Schedule"). Nothing in the
                                        -------------------
     Disclosure Schedule shall be deemed adequate to disclose an exception to a representation or warranty made herein, however, unless the Disclosure
     Schedule identifies the exception with particularity, identifies each subsection of this Section 4 to which the exception relates, and describes the relevant facts in detail. Without limiting the generality of the foregoing, the mere listing (or inclusion of a copy) of a document or other item shall not be deemed adequate to disclose an exception to a representation or warranty made herein (unless the representation or warranty has to do with the existence of the document or other item itself). The Disclosure Schedule will be arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this
     (S)4.

     (a)  Organization, Qualification, and Corporate Power.  The Company is a
          ------------------------------------------------
     corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation. The Company is duly authorized to conduct business and is in good standing under the laws of Minnesota. The Company has full corporate power and authority and all accreditations, licenses, permits, and authorizations necessary to carry on the businesses in which it is engaged and to own and use the properties owned and used by it. The Seller has delivered to the Buyer correct and complete copies of the charter and bylaws of the Company (as amended to date). The minute books (containing the records of meetings of the stockholders, the board of directors, and any committees of the board of directors), the stock certificate books, and the stock record books of the Company are correct and complete. The Company is not in default under nor in violation of any provision of its charter or bylaws.

     (b)  Capitalization.  The entire authorized capital stock of the Company
          --------------
     consists of 10,000,000 Shares authorized of Class A voting stock and 100,000 Shares of Class B nonvoting stock, of which 1,000 Shares of Class A voting stock are issued and outstanding and no Company Shares are held in treasury. All of the issued and outstanding Company Shares have been duly authorized, are validly issued, fully paid, and nonassessable, and are held of record by the Seller. There are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require the Company to issue, sell, or otherwise cause to become outstanding any of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to the Company. There are no voting trusts, proxies, or other agreements or understandings with respect to the voting of the capital stock of the Company.

     (c)   Noncontravention.  Neither the execution and the delivery of this
           ----------------
     Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Company is subject or any provision of the charter or bylaws of any of the Company or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which any of the Company is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any Security Interest upon any of its assets); or (iii) result in the loss of the Company's accreditation with any current federal, state, institutional or programmatic accrediting body. The Company does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement, except the United States Department of Education, the Minnesota Higher Education Services Office or its designees, and any other regulatory or accrediting bodies as may be disclosed in (S)4(C) of the Disclosure Schedule.

     (d)  Brokers' Fees.  The Company does not have any Liability or obligation
          -------------
     to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

     (e)  Title to Assets.  The Company has good and marketable title to, or a
          ---------------
     valid leasehold interest in, the properties and assets used by it, located on its premises, or shown on the Most Recent Balance Sheet or acquired after the date thereof, free and clear of all Security Interests, except as defined under the security agreement with Highland Bank as disclosed under
     (S)4(p), and except for properties and assets disposed of in the Ordinary Course of Business since the date of the Most Recent Balance Sheet.

     (f)  Subsidiaries.  The Company has no Subsidiaries or Affiliates.
          ------------

     (g)  Financial Statements.  Attached hereto as EXHIBIT C are the following
          --------------------
     financial statements (collectively the "Financial Statements"): (i) audited
                                             --------------------
     consolidated and unaudited consolidating balance sheets and statements of income, changes in stockholders' equity, and cash flow as of and for the fiscal years ended December 31, 1996, for the Company and its Subsidiaries; and (ii) unaudited consolidated and consolidating preliminary balance sheets and statements of income, (the "Most Recent Financial Statements")
                                            --------------------------------
     as of December 31, 1997 and any subsequent months ending financials up to the Closing Date for the Company. The Financial Statements (including the notes thereto) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby, present fairly the financial condition of the Company as of such dates and the results of operations of the Company for such periods, are correct and complete, and are consistent with the books and records of the Company (which books and records are correct and complete); provided, however, that the Most Recent Financial Statements are subject to normal year-end adjustments (which will not be material individually or in the aggregate) and lack footnotes and other presentation items, and are subject to the adjustments and comments set forth in (S)4(G) of the Disclosure Schedule.

     (h)  Events Subsequent to Most Recent Financial Statements.  Since the Most
          -----------------------------------------------------
     Recent Financial Statements, and through the Closing Date and the Escrow Delivery Date, there has not been any material adverse change in the business, financial condition, operations, results of operations, or future prospects of the Company. Without limiting the generality of the foregoing, since that date:

          (i) the Company has not sold, leased, transferred, or assigned any of its assets, tangible or intangible, other than for a fair consideration in the Ordinary Course of Business;

          (ii) the Company has not entered into any agreement, contract, lease, or license (or series of related agreements, contracts, leases, and licenses) outside the Ordinary Course of Business;

          (iii) no party has accelerated, terminated, modified, or canceled any agreement, contract, lease, or license (or series of related agreements, contracts, leases, and licenses) involving more than $2,500 to which the Company is a party or is bound;

          (iv) the Company has not imposed, either voluntarily or involuntarily, any Security Interest or lien upon any of its assets, tangible or intangible;

          (v) the Company has not made any capital expenditure (or series of related capital expenditures) either involving more than $2,500 or outside the Ordinary Course of Business;

          (vi) the Company has not made any capital investment in, any loan to, or any acquisition of the securities or assets of, any other Person (or series of related capital investments, loans, and acquisitions) either involving more than $1,000 or outside the Ordinary Course of Business;

          (vii) the Company has not issued any note, bond, or other debt security or created, incurred, assumed, or guaranteed any indebtedness for borrowed money or capitalized lease obligation either involving more than $200 singly or $1,000 in the aggregate;

          (viii) the Company has not delayed or postponed the payment of accounts payable and other Liabilities outside the Ordinary Course of Business;

          (ix) the Company has not canceled, compromised, waived, or released any right or claim (or series of related rights and claims) outside the Ordinary Course of Business;

          (x) the Company has not granted any license or sublicense of any rights under or with respect to any Intellectual Property;

          (xi) there has been no change made or authorized in the charter or bylaws of the Company;

          (xii) the Company has not issued, sold, or otherwise disposed of any of its capital stock, or granted any options, warrants, or other rights to purchase or obtain (including upon conversion, exchange, or exercise) any of its capital stock;

          (xiii) the Company has not declared, set aside, or paid any dividend or made any distribution with respect to its capital stock (whether in cash or in kind) or redeemed, purchased, or otherwise acquired any of its capital stock;

          (xiv) the Company has not experienced any damage, destruction, or loss (whether or not covered by insurance) to any of its property;

          (xv) the Company has not made any loan to, or entered into any other transaction with, any of its directors, officers, and employees outside the Ordinary Course of Business;

          (xvi) the Company has not entered into any employment contract or collective bargaining agreement, written or oral, or modified the terms of any existing such contract or agreement;

          (xvii) the Company has not granted any increase in the base compensation of any of its directors, officers, and employees outside the Ordinary Course of Business;

          (xviii) the Company has not adopted, amended, modified, or terminated any bonus, profit-sharing, incentive, severance, or other plan, contract, or commitment for the benefit of any of its directors, officers, and employees (or taken any such action with respect to any other Employee Benefit Plan);

          (xix) the Company has not made any other change in employment terms for any of its directors, officers, and employees outside the Ordinary Course of Business;

          (xx) the Company has not made or pledged to make any charitable or other capital contribution outside the Ordinary Course of Business;

          (xxi) there has not been any other material occurrence, event, incident, action, failure to act, or transaction outside the Ordinary Course of Business involving any of the Company; and

          (xxii)  the Company has not committed to any of the foregoing.

     (i)  Undisclosed Liabilities.  Subject to the Purchase Price Adjustment in
          -----------------------
     (S)2(f)(ii), the Company does not have any Liability (and there is no Basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against any of them giving rise to any Liability), except for (i) Liabilities set forth on the face of the Most Recent Financial Statements (rather than in any notes thereto) and (ii) Liabilities which have arisen after the Most Recent Financial Statements in the Ordinary Course of Business (none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of contract, breach of warranty, tort, infringement, or violation of law).

     (j)  Legal Compliance.  The Company and its predecessors have complied with
          ----------------
     all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof), and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against any of them alleging any failure so to comply.

     (k)  Tax Matters.
          -----------

          (i) The Company has filed all Tax Returns that it was required to file on or before the date due. All such Tax Returns were correct and complete in all respects. All Taxes owed by the Company (whether or not shown on any Tax Return) have been paid on or before the date due. The Company has not granted and is not subject to any extension of time within which to file any Tax Return. No claim has ever been made by an authority in a jurisdiction where the Company does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. There are no Security

          Interests on any of the assets of the Company that arose in connection with any failure (or alleged failure) to pay any Tax.

          (ii) The Company has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party.

          (iii) No director, officer, or employee responsible for Tax matters of the Company, including the Seller, expects any authority to assess any additional Taxes for any period for which Tax Returns have been filed. There is no dispute or claim concerning any Tax Liability of the Company either (A) claimed or raised by any authority in writing or (B) as to which the Seller and the directors and officers (and employees responsible for Tax matters) of the Company has Knowledge based upon personal contact with any agent of such authority.
          (S)4(K)(III) of the Disclosure Schedule lists all federal, state, local, and foreign income Tax Returns filed with respect to the Company for taxable periods ended on or after DECEMBER, 1991, indicates those Tax Returns that have been audited, and indicates those Tax Returns that currently are the subject of audit. The Seller has delivered to the Buyer correct and complete copies of all federal income Tax Returns, examination reports, and statements of deficiencies assessed against or agreed to by the Company since DECEMBER, 1991.

          (iv) The Company has not waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

          (v) The Company is not a party to any Tax allocation or sharing agreement.

          (vi) (S)4(K)(VI) of the Disclosure Schedule sets forth the following information with respect to the Company as of the end of the calendar month immediately preceding the execution of this agreement (as well as on an estimated pro forma basis as of the Closing giving effect to the consummation of the transactions contemplated hereby): (A) the basis of the Company's assets; (B) the basis of the stockholder in his stock; (C) the amount of any net operating loss, net capital loss, unused investment or other credit, unused foreign tax, or excess charitable contribution allocable to the Company; and (D) the amount of any deferred gain or loss allocable to the Company.

          (vii) The unpaid Taxes of the Company (A) did not, as of the Most Recent Fiscal Month End, exceed the reserve for Tax Liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of the Most Recent Balance Sheet (rather than in any notes thereto) and (B) do not exceed that reserve as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of the Company in filing their Tax Returns.

     (l)  Real Property.
          -------------

          (i)  The Company owns no real property.

          (ii) (S)4(1)(II) of the Disclosure Schedule lists and describes briefly all real property leased or subleased to the Company. The Seller has delivered to the Buyer correct and complete copies of the leases and subleases listed in (S)4(l)(ii) of the Disclosure Schedule (as amended to date). With respect to each lease and sublease listed in (S)4(l)(ii) of the Disclosure Schedule:

               (A) the lease or sublease is legal, valid, binding, enforceable, and in full force and effect;

               (B) the lease or sublease will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the consummation of the transactions contemplated hereby;

               (C) no party to the lease or sublease is in breach or default, and no event has occurred which, with notice or lapse of time, would constitute a breach or default or permit termination, modification, or acceleration thereunder;

               (D) no party to the lease or sublease has repudiated any provision thereof;

               (E) there are no disputes, oral agreements, or forbearance programs in effect as to the lease or sublease;

               (F) with respect to each sublease, the representations and warranties set forth in subsections (A) through (E) above are true and correct with respect to the underlying lease;

               (G) the Company has not assigned, transferred, conveyed, mortgaged, deeded in trust, or encumbered any interest in the leasehold or subleasehold;

               (H) all facilities leased or subleased thereunder have received all approvals of governmental authorities (including licenses and permits) required in connection with the operation thereof and have been operated and maintained in accordance with applicable laws, rules, and regulations;

               (I) all facilities leased or subleased thereunder are supplied with utilities and other services necessary for the operation of said facilities; and

               (J) following the transactions contemplated hereby the Company shall have the continued right to possession and quiet enjoyment of all real property leased or subleased to the Company free of restrictions which would impair the use, occupancy or value to the Company during the remaining term of each lease or sublease.

     (m)  Intellectual Property.
          ---------------------

          (i) The Company owns or has the right to use pursuant to license, sublicense, agreement, or permission all Intellectual Property necessary or desirable for the operation of the businesses of the Company as presently conducted and as presently proposed to be conducted, including all publications and curriculum. Each item of Intellectual Property owned or used by the Company immediately prior to the Closing hereunder will be owned or available for use by the Company on identical terms and conditions immediately subsequent to the Closing hereunder. The Company has taken all necessary and desirable action to maintain and protect each item of Intellectual Property that it owns or uses, including registration of all copyrighted materials. (S)4(M)(I) of the Disclosure Schedule identifies all Intellectual Property owned by the Company and the Company has not granted any sublicense or granted any other right or permission for such owned Intellectual Property to be used by any third party.

          (ii) The Company has not interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of third parties, and none of the Sellers and the directors and officers (and employees with responsibility for Intellectual Property matters) of the Company has ever received any charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation, or violation (including any claim that the Company must license or refrain from using any Intellectual Property rights of any third party). To the Knowledge of the Seller and the directors and officers (and employees with responsibility for Intellectual Property matters) of the Company, no third party has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of any of the Company.

          (iii) (S)4(M)(III) of the Disclosure Schedule identifies each patent, copyright, trademark or registration which has been issued to the Company with respect to any of its Intellectual Property, identifies each pending patent application or application for registration which the Company has made with respect to any of its Intellectual Property, and identifies each license, agreement, or other permission which the Company has granted to any third party with respect to any of its Intellectual Property (together with any exceptions). The Seller has delivered to the Buyer correct and complete copies of all such patents, registrations, applications, licenses, agreements, and permissions (as amended to date) and have made available to the Buyer correct and complete copies of all other written documentation evidencing ownership and prosecution (if applicable) of each such item. (S)4(m)(iii) of the Disclosure Schedule also identifies each trade name or unregistered trademark used by the Company in connection with any of its businesses. With respect to each item of Intellectual Property required to be identified in (S)4(m)(iii) of the Disclosure
          Schedule:

                (A) the Company possess all right, title, and interest in and to the item, free and clear of any Security Interest, license, or other restriction;

               (B) the item is not subject to any outstanding injunction, judgment, order, decree, ruling, or charge;

               (C) no action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand is pending or is threatened which challenges the legality, validity, enforceability, use, or ownership of the item; and

               (D) the Company has never agreed to indemnify any Person for or against any interference, infringement, misappropriation, or other conflict with respect to the item.

          (iv) (S)4(M)(IV) of the Disclosure Schedule identifies each item of Intellectual Property that any third party owns and that the Company uses pursuant to license, sublicense, agreement, or permission. The Sellers have delivered to the Buyer correct and complete copies of all such licenses, sublicenses, agreements, and permissions (as amended to date). With respect to each item of Intellectual Property required to be identified in (S)4(m)(iv) of the Disclosure Schedule:

               (A) the license, sublicense, agreement, or permission covering the item is legal, valid, binding, enforceable, and in full force and effect;

               (B) the license, sublicense, agreement, or permission will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the consummation of the transactions contemplated hereby (including the assignments and assumptions referred to in (S)2 above);

               (C) no party to the license, sublicense, agreement, or permission is in breach or default, and no event has occurred which with notice or lapse of time would constitute a breach or default or permit termination, modification, or acceleration thereunder;

               (D) no party to the license, sublicense, agreement, or permission has repudiated any provision thereof,

               (E) with respect to each sublicense, the representations and warranties set forth in subsections (A) through (D) above are true and correct with respect to the underlying license;

               (F) the underlying item of Intellectual Property is not subject to any outstanding injunction, judgment, order, decree, ruling, or charge;

               (G) no action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand is pending or is threatened which challenges the legality, validity, or enforceability of the underlying item of Intellectual Property; and

               (H) the Company has not has granted any sublicense or similar right with respect to the license, sublicense, agreement, or permission.

          (v) To the Knowledge of the Seller and the directors and officers (and employees with responsibility for Intellectual Property matters) of the Company, the Company will not interfere with, infringe upon, misappropriate, or otherwise come into conflict with, any Intellectual Property rights of third parties as a result of the continued operation of its businesses as presently conducted and as presently proposed to be conducted.

     (n)  Tangible Assets.  The Company owns or leases all buildings, machinery,
          ---------------
     equipment, and other tangible assets necessary for the conduct of its businesses as presently conducted and as presently proposed to be conducted. Each such tangible asset is free from defects (patent and latent), has been maintained in accordance with normal industry practice, is in good operating condition and repair (subject to normal wear and tear), and is suitable for the purposes for which it presently is used and presently is proposed to be used.

     (o)  Inventory.  The inventory of the Company consists of books, equipment
          ---------
     and supplies, all of which is merchantable and fit for the purpose for which it was procured, and none of which is obsolete, damaged, or defective.

     (p)  Contracts.  (S)4(P) of the Disclosure Schedule lists all contracts and
          ---------
     other agreements to which the Company is a party, whether written or oral, other than student enrollment agreements. The Seller has delivered to the Buyer a correct and complete copy of each written agreement listed in
     (S)4(P) of the Disclosure Schedule (as amended to date) and a written summary setting forth the terms and conditions of any oral agreement referred to in (S)4(p) of the Disclosure Schedule. With respect to each such written agreement, except as set forth in (S)4(p) of the Disclosure
     Schedule: (A) the agreement is legal, valid, binding, enforceable, and in full force and effect; (B) the agreement will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the consummation of the transactions contemplated hereby; (C) no party is in breach or default, and no event has occurred which with notice or lapse of time would constitute a breach or default, or permit termination, modification, or acceleration, under the agreement; and (D) no party has repudiated any provision of the agreement. With respect to any oral agreement described in Section 4(p) of the Disclosure Schedule, (X) no party is in breach or default, and no event has occurred which with notice or lapse of time would constitute a breach or default, or permit termination, modification, or acceleration, under the agreement and (Y) no party has repudiated any provision of the agreement.

     (q)  Notes and Accounts Receivable.  Subject to the Purchase Price
          -----------------------------
     Adjustment in (S)2(f)(ii), all notes and accounts receivable of the Company are reflected properly on its books and records, are valid receivables subject to no setoffs or counterclaims, are current and collectible, and will be collected in accordance with their terms at their recorded amounts, subject only to the reserve for bad debts set forth as of the Most Recent Financial Statements (rather than in any notes thereto) as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of the Company.

     (r)  Powers of Attorney.  There are no outstanding powers of attorney
          ------------------
     executed on behalf of the Company.

     (s)  Insurance.  (S)4(S) of the Disclosure Schedule identifies and sets
          ---------
     forth the following information with respect to each insurance policy (including policies providing property, casualty, liability, and workers' compensation coverage and bond and surety arrangements) to which the Company has been a party, a named insured, or otherwise the beneficiary of coverage at any time within the past five [5] years:

          (i)   the name, address, and telephone number of the agent;

          (ii) the name of the insurer, the name of the policyholder, and the name of each covered insured;

          (iii) the policy number and the period of coverage;

          (iv) the scope (including an indication of whether the coverage was on a claims made, occurrence, or other basis) and amount (including a description of how deductibles and ceilings are calculated and operate) of coverage; and

          (v) a description of any retroactive premium adjustments or other loss-sharing arrangements.

     With respect to each such insurance policy: (A) the policy is legal, valid, binding, enforceable, and in full force and effect; (B) the policy will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the consummation of the transactions contemplated hereby; (C) neither the Company nor any other party to the policy is in breach or default (including with respect to the payment of premiums or the giving of notices), and no event has occurred which, with notice or the lapse of time, would constitute such a breach or default, or permit termination, modification, or acceleration, under the policy; and (D) no party to the policy has repudiated any provision thereof. The Company has been covered during the past 7 years by insurance in scope and amount customary and reasonable for the businesses in which it has engaged during the aforementioned period. (S)4(s) of the Disclosure Schedule describes any self-insurance arrangements affecting the Company.

     (t)  Litigation.  (S)4(T) of the Disclosure Schedule sets forth each
          ----------
     instance in which the Company (i) is subject to any outstanding injunction, judgment, order, decree, ruling, or charge or (ii) is a party or is threatened to be made a party to any action, suit, proceeding, hearing, or investigation of, in, or before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator. None of the actions, suits, proceedings, hearings, and investigations set forth in (S)4(t) of the Disclosure Schedule could result in any material adverse change in the business, financial condition, operations, results of operations, or future prospects of the Company. The Seller and the directors and officers (and employees with responsibility for litigation matters) of the Company have no reason to believe that any action, suit, proceeding, hearing, or investigation other than as disclosed in Section 4(t) may be brought or threatened against the Company.

     (u)  Employees.  To the Knowledge of the Seller and the directors and
          ---------
     officers (and employees with responsibility for employment matters) of the Company, no executive, key employee, or group of employees has any plans to terminate employment with the Company. The Company is not a party to or bound by any collective bargaining agreement, nor has it experienced any strikes, grievances, claims of unfair labor practices, or other collective bargaining disputes. The Company has not committed any unfair labor practice. The Sellers and the directors and officers (and employees with responsibility for employment matters) of the Company have no Knowledge of any organizational effort presently being made or threatened by or on behalf of any labor union with respect to employees of the Company.

     (v)  Employee Benefits.
          -----------------

          (i) (S)4(v) of the Disclosure Schedule lists each Employee Benefit Plan that the Company maintains or to which the Company contributes.

               (A) Each such Employee Benefit Plan (and each related trust, insurance contract, or fund) complies in form and in operation in all respects with the applicable requirements of ERISA, the Code, and other applicable laws.

               (B) All required reports and descriptions (including Form 5500 Annual Reports, Summary Annual Reports, PBGC-l's, and Summary Plan Descriptions) have been filed or distributed appropriately with respect to each such Employee Benefit Plan. The requirements of Part 6 of Subtitle B of Title I of ERISA and of Code (S)4980B have been met with respect to each such Employee Benefit Plan which is an Employee Welfare Benefit Plan.

               (C) All contributions (including all employer contributions and employee salary reduction contributions) which are due have been paid to each such Employee Benefit Plan which is an Employee Pension Benefit Plan and all contributions for any period ending on or before the Closing Date which are not yet due have been paid to each such Employee Pension Benefit Plan or accrued in accordance with the past custom and practice of the Company. All premiums or other payments for all periods ending on or before the Closing Date have been paid with respect to each such Employee Benefit Plan which is an Employee Welfare Benefit Plan.

               (D) Each such Employee Benefit Plan which is an Employee Pension Benefit Plan meets the requirements of a "qualified plan" under Code (S)401(a) and has received, within the last two years, a favorable determination letter from the Internal Revenue Service.

               (E) The market value of assets under each such Employee Benefit Plan which is an Employee Pension Benefit Plan equals or exceeds the present value of all vested and nonvested Liabilities thereunder determined in accordance with PBGC methods, factors, and assumptions applicable to an Employee Pension Benefit Plan terminating on the date for determination.

                (F) The Seller has delivered to the Buyer correct and complete copies of the plan documents and summary plan descriptions, the most recent determination letter received from the Internal Revenue Service, the most recent Form 5500 Annual Report, and all related trust agreements, insurance contracts, and other funding agreements which implement each such Employee Benefit Plan.

          (ii) With respect to each Employee Benefit Plan that the Company maintains or ever has maintained or to which any of them contributes, ever has contributed, or ever has been required to contribute:

                (A) No such Employee Benefit Plan which is an Employee Pension Benefit Plan has been completely or partially terminated or been the subject of a Reportable Event as to which notices would be required to be filed with the PBGC. No proceeding by the PBGC to terminate any such Employee Pension Benefit Plan has been instituted or threatened.

                (B) There have been no Prohibited Transactions with respect to any such Employee Benefit Plan. No Fiduciary has any Liability for breach of fiduciary duty or any other failure to act or comply in connection with the administration or investment of the assets of any such Employee Benefit Plan. No action, suit, proceeding, hearing, or investigation with respect to the administration or the investment of the assets of any such Employee Benefit Plan (other than routine claims for benefits) is pending or threatened. The Seller and the directors and officers (and employees with responsibility for employee benefits matters) of the Company have no Knowledge of any Basis for any such action, suit, proceeding, hearing, or investigation.

                (C) The Company has not incurred, and the Seller and the directors and officers (and employees with responsibility for employee benefits matters) of the Company have no reason to expect that the Company will incur, any Liability to the PBGC (other than PBGC premium payments) or otherwise under Title IV of ERISA (including any withdrawal Liability) or under the Code with respect to any such Employee Benefit Plan which is an Employee Pension Benefit Plan.

          (iii) The Company has never been required to contribute to any Multiemployer Plan or has any Liability (including withdrawal Liability) under any Multiemployer Plan.

          (iv) The Company does not maintain nor has it ever maintained, or ever been required to contribute to any Employee Welfare Benefit Plan providing medical, health, or life insurance or other welfare-type benefits for current or future retired or terminated employees, their spouses, or their dependents (other than in accordance with Code
          (S)4980B).

     (w)  Guaranties.  The Company is not is a guarantor or otherwise is liable
          ----------
for any Liability or obligation (including indebtedness) of any other Person.

     (x)  Environment, Health, and Safety.
          -------------------------------

          (i) The Company and its predecessors have complied with all Environmental, Health, and Safety Laws, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against any of them alleging any failure so to comply. Without limiting the generality of the preceding sentence, the Company, and its predecessors have, obtained and been in compliance with all of the terms and conditions of all permits, licenses, and other authorizations which are required under, and has complied with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules, and timetables which are contained in, all Environmental, Health, and Safety Laws.

          (ii) All properties and equipment used in the business of the Company and its predecessors have been owned operated and managed in compliance with all Environmental, Health and Safety Laws and prevailing standards.

     (y)  Adverse Regulation or Legislation.  Seller knows of no pending or
          ---------------------------------
     proposed legislation, pending or proposed acts of regulatory bodies, government agencies, quasi-governmental agencies, or boards, or other pending actions or proposals which may adversely affect the Company.

     (z)  Seller's Business Relationships with the Company.  The Seller has not
          ------------------------------------------------
     been involved in any business arrangement or relationship with the Company within the past 12 months, and the Seller does not own or have any rights with respect to any asset, tangible or intangible, which is used in the business of the Company, except as set forth in (S)4(BB) of the Disclosure Schedule.

     (aa) Department of Education.  The Company is not currently involved with
          -----------------------
     any issues with the U.S. Department of Education which may adversely affect the Company. (S)4(CC) of the Disclosure Schedule lists the official published student loan default rates of the Company for the last three years reported by the U.S. Department of Education and the Seller's best efforts estimate of the Company's default rate for subsequent years to the published default rates up to the Closing Date.

     (bb) Disclosure.  The representations and warranties contained in this (S)4
          ----------
     do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained in this (S)4 not misleading.

5.   PRE-CLOSING COVENANTS.
     ---------------------

     The Parties agree as follows with respect to the period between the execution of this Agreement and the Closing.

     (a)  General.  Each of the Parties will use his or its best efforts to take
          -------
     all action and to do all things necessary, in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth in (S)7 below).

     (b)  Notices and Consents.  The Seller will cause the Company to give any
          --------------------
     notices to third parties, and will cause the Company to use its best efforts to obtain any third party consents, that are required in connection herewith or that the Buyer reasonably may request in connection with the matters referred to in (S)4(c) above. Each of the Parties will (and the Seller will cause the Company) give any such notices to, make any filings with, and use its best efforts to obtain any such authorizations, consents, and approvals of governments, governmental agencies, and quasi-governmental agencies in connection with the matters referred to in (S)3(a)(ii),
     (S)3(b)(ii), and (S)4(c) above. Without limiting the generality of the foregoing, each of the Parties will file (and the Seller will cause the Company to file) any forms, notification or requests for approval disclosed in Section 4(c) that may be required by the Department of Education, the State of Minnesota or any institutional or program accrediting body, or other institution governing the operation of the Company.

     (c)  Operation of Business.  The Seller will not cause or permit the
          ---------------------
     Company to engage in any practice, take any action, or enter into any transaction outside the Ordinary Course of Business, provided that the Closing Date (but not necessarily the Escrow Delivery Date) occurs within twenty-eight (28) business days of the execution and delivery of this Agreement by both parties. Without limiting the generality of the foregoing, the Seller will not cause or permit the Company to (i) declare, set aside, or pay any dividend or make any distribution with respect to its capital stock or redeem, purchase, or otherwise acquire any of its capital stock, (ii) otherwise engage in any practice, take any action, or enter into any transaction of the sort described in (S)4(h) above.

     (d)  Preservation of Business.  The Seller will cause the Company to keep
          ------------------------
     its business and properties substantially intact, including its present operations, physical facilities, working conditions, and relationships with lessors, licensors, suppliers, customers, and employees.

     (e)  Full Access.  The Seller will permit, and the Seller will cause the
          -----------
     Company to permit. representatives of the Buyer to have full access at all reasonable times, and in a manner so as not to interfere with the normal business operations of the Company, to all premises, properties, personnel, books, records (including Tax records), contracts, and documents of or pertaining to the Company.

     (f)  Notice of Developments.  The Seller will give prompt written notice to
          ----------------------
     the Buyer of any material adverse development causing a breach of any of the representations and warranties in (S)4 above. Each Party will give prompt written notice to the others of any material adverse development causing a breach of any of his or its own representations and warranties in (S)3 above. No disclosure by any Party pursuant to this (S)5(f), however, shall be deemed to amend or supplement Annex I, Amex II, any Exhibit hereto, or the Disclosure Schedule or to prevent or cure any misrepresentation, breach of warranty, or breach of covenant.

     (g)  Exclusivity.  The Seller will not (and the Seller will not cause or
          -----------
     permit the Company to) (i) solicit, initiate, continue, hold in abeyance, or encourage the submission of any proposal or offer from any Person relating to the acquisition of any capital stock or other voting securities, or any substantial portion of the assets of the Company (including any acquisition structured as a merger, consolidation, or share exchange) or (ii) participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any Person to do or seek any of the foregoing. Any such discussion or negotiations with any party other than the Buyer have been terminated. Without limiting the foregoing, the Seller will not vote his Company Shares in favor of any such acquisition structured as a merger, consolidation, or share exchange. The Seller will notify the Buyer immediately if any Person makes any proposal, offer, inquiry, or contact with respect to any of the foregoing.

6.   POST-CLOSING COVENANTS.
     ----------------------

     The Parties agree as follows with respect to the period following the Closing.

     (a)  General.  In case at any time after the Closing any further action is
          -------
     necessary or desirable to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party reasonably may request, all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification therefor under (S)8 below). The Seller acknowledges and agrees that from and after the Closing the Buyer will be entitled to possession of all documents, books, records (including Tax records), agreements, and financial data of any sort relating to the Company.

     (b)  Litigation Support.  In the event and for so long as any Party
          ------------------
     actively is contesting or defending against any action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand in connection with (i) any transaction contemplated under this Agreement or (ii) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction on or prior to the Closing Date involving the Company, each of the other Parties will cooperate with him or it and his or its counsel in the contest or defense, make available their personnel, and provide such testimony and access to their books and records as shall be necessary in connection with the contest or defense, all at the sole cost and expense of the contesting or defending Party (unless the contesting or defending Party is entitled to indemnification therefor under (S)8 below).

     (c)  Transition.  The Seller will not take any action that is designed or
          ----------
     intended to have the effect of discouraging any lessor, licensor. student, customer, supplier, or other business associate of the Company from maintaining the same business relationships with the Company after the Closing as it maintained with the Company prior to the Closing. The Seller will refer all student and potential student inquiries relating to the businesses of the Company to the Buyer from and after the Closing.

     (d)  Confidentiality.  The Seller will treat and hold as such all of the
          ---------------
     Confidential Information, refrain from using any of the Confidential Information except in connection with this Agreement, and deliver promptly to the Buyer or destroy, at the request and option of the Buyer, all tangible embodiments (and all copies) of the Confidential Information which are in his possession. In the event that the Seller is requested or required (by oral question or request for information or documents in any legal proceeding, interrogatory, subpoena, civil investigative demand, or similar process) to disclose any Confidential Information, that Seller will notify the Buyer promptly of the request or requirement so that the Buyer may seek an appropriate protective order or waive compliance with the provisions of this (S)6(d). If, in the absence of a protective order or the receipt of a waiver hereunder, the Sellers is, on the advice of counsel, compelled to disclose any Confidential Information to any tribunal or else stand liable for contempt, that Seller may disclose the Confidential Information to the tribunal; provided, however, that the disclosing Seller
                                  -----------------
     shall use his best efforts to obtain, at the request of the Buyer, an order or other assurance that confidential treatment will be accorded to such portion of the Confidential Information required to be disclosed as the Buyer shall designate. The foregoing provisions shall not apply to any Confidential Information which is generally available to the public immediately prior to the time of disclosure.

     (e)  Restrictive Covenants.
          ---------------------

          (i)  Covenant Not to Compete.  For a period of five (5) years from and
               -----------------------
          after the Closing Date, the Seller shall not, directly or indirectly, within the State of Minnesota or within any state or foreign country in which the Buyer or the Company maintains a branch office, enter into or engage in any business that the Company conducts as of the Closing Date, except as an employee of the Company pursuant to the Employment Agreement. The business of the Company includes any post-secondary institution of higher learning that is authorized by applicable state authorities to award certificates, diplomas and/or degrees in the subject areas of the allied health professions, including, but not limited to the areas of health assessment and treating occupations, health technicians and technologist professions. The restrictions of this (S)6(e) shall extend to any and all activities of the Seller, whether as an independent contractor, partner or joint venturer, or as an officer, director, stockholder, agent, employee or salesman for any person, firm, partnership, corporation or other entity, or otherwise. The restrictions of this
          (S)6(e) shall not be violated by the ownership of no more than 2% of the outstanding securities of any company whose stock is traded on a national securities exchange or is quoted in the Automated Quotation System of the National Association of Securities Dealers (NASDAQ).

          (ii) Except as an employee of the Buyer or the Company, pursuant to the Employment Agreement, for a period of five (5) years from and after the Closing Date, the Seller agrees he will refrain from and will not, directly or indirectly, as independent contractor, employee, consultant, agent, partner, student, joint venturer, or otherwise solicit any of the employees of the Employer to terminate their employment.

          (iii) The period of time during which the Seller is prohibited from engaging in certain business practices pursuant to this (S)6(e) shall be extended by any length of time during which the Seller is in breach of such covenants.

          (iv) It is understood by and between the parties hereto that the foregoing restrictive covenants set forth in (S)6(e) are essential elements of this Agreement, and that, but for the agreement of the Seller to comply with such covenants, the Buyer would not have agreed to enter into this Agreement. Such covenants by the Seller shall be construed as agreements independent of any other provision in this Agreement. The existence of any claim or cause of action of the Seller against the Buyer or the Company, whether predicated on this Agreement, or otherwise, shall not constitute a defense to the enforcement by the Buyer or the Company of such covenants.

          (v) It is agreed by the Buyer and the Seller that if any portion of the covenants set forth in this (S)6(e) are held to be invalid, unreasonable, arbitrary or against public policy, then such portion of such covenants shall be considered divisible both as to time and geographical area. The Buyer and the Seller agree that, if any court of competent jurisdiction determines the specified time period or the specified geographical area applicable to this (S)6(e) to be invalid, unreasonable, arbitrary or against public policy, a lesser time period or geographical area which is determined to be reasonable, non-arbitrary and not against public policy may be enforced against the Seller. The Buyer and the Seller agree that the foregoing covenants are appropriate and reasonable when considered in light of the nature and extent of the business conducted by the Buyer and the Company.

          (vi) A dispute, controversy or claim under this (S)6(e) shall be submitted to a court of competent jurisdiction for adjudication, and the prevailing party shall be entitled to an award of reasonable attorneys fees and costs.

          (vii) The Buyer and the Seller acknowledge that it would be impractical or extremely difficult to determine the Buyer's damages in the event of a breach of this (S)6(e), and taking into account all existing circumstances as of the date of this Agreement, the sum of $500,000 is a reasonable estimate of the Buyer's actual damages in such event. Consequently, in the event of a breach of this (S)6(e), the Buyer shall be entitled to liquidated damages in the amount of $500000. The Buyer shall also be entitled to seek specific performance and injunctive relief to prevent further breach by the Seller of this (S)6(e). Notwithstanding the foregoing, nothing herein shall limit or exclude the exercise of any other rights or remedies that the Buyer may have under applicable law or the Employment Agreement.

     (f)  Buyer Note.  The Buyer Note shall be imprinted with a legend
          ----------
     substantially in the following form:

     The payment of principal and interest on this Note is subject to certain recoupment provisions set forth in a Stock Purchase Agreement dated as of _____, 19__ (the "Purchase Agreement") among the issuer of this Note, the
                       ------------------
     person to whom this Note originally was issued, and certain other persons. This Note was originally issued on ______, 19__, and has not been registered under the Securities Act of 1933, as amended. The transfer of this Note is subject to certain restrictions set forth in the Purchase Agreement. The issuer of this Note will furnish a copy of these provisions to the holder hereof without charge upon written request.

If the Seller desires to transfer the Buyer Note he first must furnish the Buyer with (i) a written opinion satisfactory to the Buyer in form and substance from counsel satisfactory to the Buyer by reason of experience to the effect that the holder may transfer the Buyer Note as desired without registration under the Securities Act and (ii) a written undertaking executed by the desired transferee satisfactory to the Buyer in form and substance agreeing to be bound by the recoupment provisions and the restrictions on transfer contained herein.

7.   CONDITIONS TO OBLIGATION TO CLOSE.
     ---------------------------------

     (a) Conditions to Obligation of the Buyer, The obligation of the Buyer to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

          (i) the representations and warranties set forth in (S)3(a) and (S)4 above shall be true and correct in all material respects at and as of the Closing Date;

          (ii) the Seller shall have performed and complied with all of their covenants hereunder in all material respects through the Closing;

          (iii) the Company shall have procured all of the third party consents specified in (S)5(b) above, including approval of the transfer of ownership by the United States Department of Education, the State of Minnesota and all appropriate institutional and program accrediting bodies, except that such consents may be obtained after the Closing Date, as provided in (S)7(c) herein;

          (iv) no action, suit, or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, (C) affect adversely the right of the Buyer to own the Company Shares and to control the Company, or (D) affect adversely the right of any of the Company to own its assets and to operate its businesses (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

          (v) the Seller shall have delivered to the Buyer a certificate to the effect that each of the conditions specified above in (S)7(a)(i)-
          (iv) is satisfied in all respects;

          (vi) the Company and the Parties shall have shall have received all other authorizations, consents, and approvals of governments and governmental agencies referred to in (S)3(a)(ii), (S)3(b)(ii), and
          (S)4(c) above;

          (vii) the Seller shall have obtained an approval, acceptable to the Buyer of the Buyer's purchase of the Company Shares by (A) the United States Department of Education, including an acceptable assurance of the Company's ability to continue to qualify for Title IV loans after Closing, (B) the State of Minnesota, and (C) all applicable institutional and programmatic accrediting bodies, including the Accrediting Bureau of Health Education Schools ("AABHES"), except that such approvals may be obtained after the Closing Date, as provided in
          (S)7(c) herein;

          (viii) the Buyer shall have received from counsel to the Seller an opinion in form and substance as set forth in EXHIBIT D attached hereto, addressed to the Buyer, and dated as of the Closing Date;

          (ix) the Buyer shall have received the resignations, effective as of the Closing, of each director and officer of the Company other than those whom the Buyer shall have specified in writing at least five business days prior to the Closing;

          (x) the Buyer shall have obtained on terms and conditions satisfactory to it all of the financing it needs in order to consummate the transactions contemplated hereby and fund the working capital requirements of the Company; and

          (xi) all actions to be taken by the Seller in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments. and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to the Buyer.

The Buyer may waive any condition specified in this (S)7(a) if it executes a writing so stating at or prior to the Closing.

     (b) Conditions to Obligation of the Sellers. The obligation of the Sellers to consummate the transactions to be performed by them in connection with the Closing is subject to satisfaction of the following conditions:

          (i) the representations and warranties set forth in (S)3(b) above shall be true and correct in all material respects at and as of the Closing Date;

          (ii) the Buyer shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

          (iii) no action, suit, or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement or (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

          (iv) the Buyer shall have delivered to the Seller a certificate to the effect that each of the conditions specified above in (S)7(b)(i)-
          (iii) is satisfied in all respects;

          (v) the Company shall have received all other authorizations, consents, and approvals of governments and governmental agencies referred to in (S)3(a)(ii), (S)3(b)(ii), and (S)4(c) above];

          (vi) the Sellers shall have received from counsel to the Buyer an opinion in form and substance as set forth in EXHIBIT E attached hereto, addressed to the Sellers, and dated as of the Closing Date; and

          (vii) all actions to be taken by the Buyer in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to the Seller.

The Seller may waive any condition specified in this (S)7(b) if they execute a writing so stating at or prior to the Closing.

     (c) Optional Closing in Escrow: If the only unsatisfied condition to Closing is approval of this transaction by the United States Department of Education, as referenced in (S)7(a)(vii)(A), then, at the election of the Buyer, the Closing may proceed in escrow on the Closing Date. In such event, the escrow shall be governed as follows:

          (i) The Purchase Price referenced in (S)2(b) herein shall be delivered by the Buyer to Larkin, Hoffman, Daly & Lindgren, Ltd. (the "Escrow Agent") on the Closing Date. The Buyer may elect to satisfy the cash portion of the Purchase Price by the delivery of $2,200,000 by wire transfer or other immediately available funds or by the delivery of Buyer Escrow Note. If the Buyer delivers funds, such funds shall be deposited into a segregated interest-bearing account (the "Escrow Account"). All interest accrued on amounts held in the Escrow Account shall be deemed to be earned by and taxable to the Seller. In furtherance thereof, the Escrow Agent shall issue to the Seller a Form 1099-IN for the applicable escrow period and the amount of interest.

          (ii) The effective date of the Employment Contract shall be the Escrow Delivery Date referenced in (S)7(c)(iv) herein, and two executed original copies of the Employment Contract shall be delivered to the Escrow Agent on the Closing Date;

          (iii) The endorsed Company Shares referenced in (S)2(d) herein shall be delivered to the Escrow Agent by the Seller on the Closing Date;

          (iv) If acceptable to the Buyer, the Buyer shall notify Escrow Agent of the Buyer's acceptance of the form of the transaction approval granted by United States Department of Education ("Buyer's Acceptance Notice"). Within three (3) business days following the delivery of Buyer's Acceptance Notice to Escrow Agent, Escrow Agent shall deliver
          (1) the Purchase Price and all other sums held in the Escrow Account or the Buyer Escrow Note, as the case may be, and one original Employment Contract to the Seller, and (2) the endorsed Company Shares and one original Employment Contract to the Buyer. As used in this Agreement, "Escrow Delivery Date" shall mean the day that all of the foregoing items have been delivered in accordance with this subsection.

          (v) All Pre-Closing Covenants referenced in (S)5 herein shall continue in full force and effect through and including the Escrow Delivery Date, and all Representations and Warranties Concerning the Company referenced in (S)4 herein shall be considered remade by the Seller on the Escrow Delivery Date.

          (vi) In the event that satisfactory approval of the transaction by the United States Department of Education is not obtained within one hundred twenty (120) days of the Closing Date, or in the event of a breach of this Agreement by the Seller on or before the Escrow Delivery Date, the Buyer may terminate this Agreement by providing written notification to the Escrow Agent and instructing the Escrow Agent to return the Purchase Price and both original copies of the Employment Contract to the Buyer and to return the endorsed Company Shares to the Seller. The Buyer shall have the sole discretion to extend the date for approval by the United States Department of Education by an additional ninety (90) days.

          (vii) All costs and expenses of the Escrow Account and the Escrow Agent shall be borne and paid solely by the Seller. The Seller shall indemnify the Escrow Agent and hold the Escrow Agent harmless from all costs and expenses incurred by the Escrow Agent in furtherance of its duties and obligations hereunder, except for the Escrow Agent's fraud, willful neglect or gross negligence.

8.   REMEDIES FOR BREACHES OF THIS AGREEMENT.
     ---------------------------------------

     (a)  Survival of Representations and Warranties.
          ------------------------------------------

All of the representations and warranties of the Parties contained in this Agreement shall survive the Closing hereunder (even if the damaged Party knew or had reason to know of any misrepresentation or breach of warranty or covenant at the time of Closing) and continue in full force and effect forever thereafter (subject to any applicable statutes of limitations).

     (b)  Indemnification Provisions for Benefit of the Buyer.
          ---------------------------------------------------

          (i) Subject to the Purchase Price Adjustment in (S)2(f)(ii), in the event the Seller breaches any of his representations, warranties, and covenants contained herein, then the Seller agrees to indemnify the Buyer from and against the entirety of any Adverse

          Consequences the Buyer suffers resulting from, arising out of, relating to, in the nature of, or caused by the breach.

          (ii) The Seller agrees to indemnify the Buyer from and against the entirety of any Adverse Consequences the Buyer suffers resulting from, arising out of, relating to, in the nature of, or caused by any Tax or Lease Liability of the Company arising on or before the Closing Date, and including any claim, litigation or other action of any nature arising out of any action or inaction of the Seller or the Company or obligation to the U.S. Department of Education prior to the Closing Date.

          (iii) The Seller agrees to the Buyer and/or the Company from and against the entirety of any Adverse Consequences the Buyer or the Company suffers resulting from, arising out of, relating to, in the nature of, or caused by the violation of any Environmental, Health, and Safety Law based upon acts or conduct arising prior to the Closing Date.

     (c)  Indemnification Provisions for Benefit of the Seller.
          ----------------------------------------------------

          (i) In the event the Buyer breaches any of its representations warranties and covenants contained herein, then the Buyer agrees to indemnify the Seller from and against the entirety of any Adverse Consequences the Seller suffers resulting from, arising out of, relating to, in the nature of, or caused by the breach.

          (ii) The Buyer agrees to indemnify the Seller from and against the entirety of any Adverse Consequences the Seller suffers resulting from, arising out of, relating to, in the nature of, or caused by any Liability of the Company arising after the Closing Date (that is in no way related to action or inaction of the Company prior to the Closing
          Date) , including any claim, litigation or other action of any nature arising out of any action or inaction of the Seller or the Company after the Closing Date (that is in no way related to action or inaction of the Company prior to the Closing Date).

     (d)  Matters Involving Third Parties.
          -------------------------------

          (i)   If any third party shall notify any Party (the "Indemnified
                                                                -----------
          Party") with respect to any matter (a "Third Party Claim") which may
                                                 -----------------
          give rise to a claim for indemnification against any other Party (the "Indemnifying Party") under this (S)8, then the Indemnified Party
           ------------------
          shall promptly notify each Indemnifying Party thereof in writing;

          provided, however, that no delay on the part of the Indemnified Party
          -----------------
          in notifying any Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party thereby is prejudiced.

          (ii) Any Indemnifying Party will have the right to defend the Indemnified Party against the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party so long as (A) the Indemnifying Party notifies the Indemnified Party in writing within 30 days after the Indemnified Party has given notice of the Third Party Claim that the Indemnifying Party will indemnify the Indemnified Party from and against the entirety of any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim, (B) the Indemnifying Party provides the Indemnified Party with evidence reasonably acceptable to the Indemnified Party that the Indemnifying Party will have the financial resources to defend against the Third Party Claim and fulfill its indemnification obligations hereunder, (C) the Third Party Claim involves only money damages and does not seek an injunction or other equitable relief, (D) settlement of, or an adverse judgment with respect to, the Third Party Claim is not, in the good faith judgment of the Indemnified Party, likely to establish a precedential custom or practice materially adverse to the continuing business interests of the Indemnified Party, and (E) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently.

          (iii) So long as the Indemnifying Party is conducting the defense of the Third Party Claim in accordance with (S)8(d)(ii) above, (A) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim, (B) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party (not to be withheld unreason ably), and (C) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (not to be withheld unreasonably).

          (iv) In the event any of the conditions in (S)8(d)(ii) above is or becomes unsatisfied, however, (A) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner it reasonably may deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, any Indemnifying Party in connection therewith), (B) the Indemnifying Parties will reimburse the Indemnified Party promptly and periodically for the costs of defending against the Third Party Claim (including reasonable attorneys' fees and expenses), and (C) the Indemnifying Parties will remain responsible for any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim to the fullest extent provided in this (S)8.

     (e)  Recoupment Under Buyer Note.  The Buyer shall have the option of
          ---------------------------
     recouping all or any part of any Adverse Consequences it may suffer (in lieu of seeking any indemnification to which it is entitled under this
     (S)8) by notifying any Seller that the Buyer is reducing the principal amount outstanding under his Buyer Note. This shall affect the timing and amount of payments required under the Buyer Note in the same manner as if the Buyer had made a permitted prepayment (without premium or penalty) thereunder.

     (f)  Other Indemnification Provisions.  The foregoing indemnification
          --------------------------------
     provisions are in addition to, and not in derogation of, any statutory, equitable, or common law remedy any Party may have for breach of representation, warranty, or covenant. The Seller hereby agrees that he will not make any claim for indemnification against any of the Company by reason of the fact that, prior to Closing, he was a director, officer, employee, or agent of the Company.

     (g)  Notice and Opportunity to Cure Non-Material Breaches.  In the event of
          ----------------------------------------------------
     any non material breach of a covenant which is capable of being cured, the non-breaching Party shall give the breaching Party notice of the breach pursuant to (S)11(g) herein. Thereafter, the breaching Party shall have fifteen (15) days from the date of the notice to cure the breach.

9.   TAX MATTERS.
     -----------

     The following provisions shall govern the allocation of responsibility as between Buyer and Seller for certain tax matters following the Closing
     Date:

     (a)  Section 338(h)(10) Election.  The Seller agrees, if so directed by the
          ---------------------------
     Buyer, to join with Buyer in making an election under Section 338(h)(10) of the Code (and any corresponding elections under state, local, or foreign tax law) (collectively, a "Section 338(h)(10) Election") with respect to the purchase and sale of the stock of the Company. Seller will pay any Tax, including any liability of Company for Tax resulting from the application to it of Treasury Regulation (S)1338(h)(10)-l(f)(5), attributable to the making of the Section 338(h)(10) Election and will indemnify the Buyer and the Company against any Adverse Consequences arising out of any failure to pay such Tax. Sellers will also pay any state, local, or foreign Tax (and indemnify the Buyer, and Company against any Adverse Consequences arising out of any failure to pay such Tax) attributable to an election under state, local or foreign law similar to the election available under Section 338(g) of the Code (or which results from the making of an election under Section 338(g) of the Code) with respect to the purchase and sale of the stock of the Company hereunder. To the extent that the Seller suffers and actually pays any incremental increase in his individual tax liability solely and directly as a result of the Section 338(h)(10) election, the Seller shall give notice to the Buyer and shall submit evidence of such an incremental increase to the Buyer, along with all related documentation. Thereafter, within sixty (60) business days of the Seller's notice, the Company shall reimburse the Seller for the demonstrated increase in the Seller's state or federal income tax that is solely and directly attributable to the Section 338(h)(10) Election.

     (b)  Tax Periods Ending On or Before the Closing Date.  Buyer shall prepare
          ------------------------------------------------
     or cause to be prepared and file or cause to be filed all Tax Returns for the Company for all periods ending on or prior to the Closing Date which are filed after the Closing Date. Sellers shall reimburse Company for Taxes of the Company with respect to such periods within fifteen (15) days after payment by Buyer or the Company of such Taxes to the extent such Taxes are not reflected in the reserve for Tax Liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) shown on the face of the Closing Balance Sheet.

     (c)  Tax Periods Beginning Before and Ending After the Closing Date.  Buyer
          --------------------------------------------------------------
     shall prepare or cause to be prepared and file or cause to be filed any Tax Returns of the Company for Tax periods which begin before the Closing Date and end after the Closing Date. Seller shall pay to Buyer within fifteen
     (15) days after the date on which Taxes are paid with respect to such periods an amount equal to the portion of such Taxes which relates to the portion of such Taxable period ending on the Closing Date.

     (d)  Cooperation on Tax Matters.
          --------------------------

          (i) Buyer, the Company and Seller shall cooperate fully, as and to the extent reasonably requested by the other party, in connection with the filing of Tax Returns pursuant to this Section and any audit, litigation or other proceeding with respect to Taxes. Such cooperation shall include the retention and (upon the other party's request) the provision of records and information which are reasonably relevant to any such audit, litigation or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.

          (ii) Buyer and Seller further agree, upon request, to use their best efforts to obtain any certificate or other document from any governmental authority or any other Person as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed (including, but not limited to, with respect to the transactions contemplated hereby).

          (iii) Buyer and Seller further agree, upon request, to provide the other party with all information that either party may be required to report pursuant to Section 6043 of the Code and all Treasury Department Regulations promulgated thereunder.

     (e)  Certain Taxes.  All transfer, documentary, sales, use, stamp,
          -------------
     registration and other such Taxes and fees (including any penalties and interest) incurred in connection with this Agreement (including any Minnesota State Taxes, and any similar tax imposed in other states or subdivisions), shall be paid by Sellers when due, and Sellers will, at their own expense, file all necessary Tax Returns and other documentation with respect to all such transfer, documentary, sales, use, stamp, registration and other Taxes and fees, and, if required by applicable law, Buyer will, and will cause its affiliates to, join in the execution of any such Tax Returns and other documentation.

10.  TERMINATION.
     -----------

     (a)  Termination of Agreement.  The Parties may terminate this Agreement as
          ------------------------
     provided below:

          (i) the Buyer and Seller may terminate this Agreement by mutual written consent at any time prior to the Closing;

          (ii) the Buyer may terminate this Agreement by giving written notice to the Seller on or before the 60/th/ day following the date of this Agreement if the Buyer is not satisfied for any reason in its sole discretion with the results of its continuing business, legal, and accounting due diligence regarding the Company;

          (iii) the Buyer may terminate this Agreement by giving written notice to the Sellers at any time prior to the Closing (A) in the event any of the Sellers has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, the Buyer has notified the Sellers of the breach, and the breach has continued without cure for a period of 15 days after the notice of breach or (B) if the Closing shall not have occurred on or before FEBRUARY 28, 1998, by reason of the failure of any condition precedent under (S)7(a) hereof (unless the failure results primarily from the Buyer itself breaching any representation, warranty, or covenant contained in this Agreement); and

          (iv) the Seller may terminate this Agreement by giving written notice to the Buyer at any time prior to the Closing (A) in the event the Buyer has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, any of the Sellers has notified the Buyer of the breach, and the breach has continued without cure for a period of 15 days after the notice of breach or (B) if the Closing shall not have occurred on or before FEBRUARY 28, 1998, by reason of the failure of any condition precedent under (S)7(b) hereof (unless the failure results primarily from any of the Sellers themselves breaching any representation, warranty, or covenant contained in this Agreement).

          (v)   this Agreement may be terminated as provided in (S)7(c)(vi).

     (b)  Effect of Termination.  If any Party terminates this Agreement
          ---------------------
     pursuant to (S)10(a) above, all rights and obligations of the Parties hereunder shall terminate without any Liability of any Party to any other Party.

11.  MISCELLANEOUS.
     -------------

     (a)  Press Releases and Public Announcements.  No Party shall issue any
          ---------------------------------------
     press release or make any public announcement relating to the subject matter of this Agreement prior to the Closing without the prior written approval of the Buyer and the Seller; provided, however, that any Party may
                                           -----------------
     make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing Party will use its reasonable best efforts to advise the other Parties prior to making the disclosure).

     (b)  No Third-Party Beneficiaries.  This Agreement shall not confer any
          ----------------------------
     rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

     (c)  Entire Agreement.  This Agreement (including the documents referred to
          ----------------
     herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

     (d)  Succession and Assignment.  This Agreement shall be binding upon and
          -------------------------
     inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No

     Party may assign either this Agreement or any of his or its rights, interests, or obligations hereunder without the prior written approval of the Buyer and the Sellers; provided, however, that the Buyer may (i) assign
                                -----------------
     any or all of its rights and interests hereunder to one or more of its Affiliates and (ii) designate one or more of its Affiliates to perform its obligations hereunder (in any or all of which cases the Buyer nonetheless shall remain responsible for the performance of all of its obligations hereunder).

     (e)  Counterparts.  This Agreement may be executed in one or more
          ------------
     counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

     (f)  Headings.  The section headings contained in this Agreement are
          --------
     inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     (g)  Notices.  All notices, requests, demands, claims, and other
          -------
     communications here under will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

     If to the Seller:
     ----------------
     Phillip Miller

          With a copy to:     Gene N. Fuller, Esquire
                              Larkin Hoffman Law Firm
                              1500 Norwest Financial Center
                              7900 Xerxes Avenue South
                              Bloomington, MN  55431

     If to the Buyer:
     ---------------
     Medical Institutes of America, Inc.
     American Education Corporation
     Two First National Plaza
     20 South Clark Street
     Chicago, IL  60603
     Attn:  Michael C. Markovitz, Chairman

          With a copy to:
               Roberta A. Colton, Esq.
               Trenam, Kemker, Scharf, Barkin, Frye, O'Neill & Mullis, P.A. 101 East Kennedy Blvd.
               Suite 2700
               Tampa, Florida  3360601-1102

     Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duty given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

     (h) Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Illinois without giving effect to any choice or conflict of law provision or rule (whether of the State of Minnesota or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

     (i)  Amendments and Waivers.  No amendment of any provision of this
          ----------------------
     Agreement shall be valid unless the same shall be in writing and signed by the Buyer and the Seller. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

     (j)  Severability.  Any term or provision of this Agreement that is invalid
          ------------
     or unenforceable in any situation in any Jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

     (k)  Expenses.  Each of the Parties will bear his or its own costs and
          --------
     expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby. The Seller agree that the Company has not borne or will bear any of the Sellers' costs and expenses (including legal fees and costs) in connection with this Agreement or any of the transactions contemplated hereby.

     (l)  Construction.  The Parties have participated jointly in the
          ------------
     negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation.

     The Parties intend that each representation, warranty, and covenant contained herein shall have independent significance. If any Party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of the first representation, warranty, or covenant.

     (m)  Incorporation of Exhibits, Annexes, and Schedules.  The Exhibits,
          -------------------------------------------------
     Annexes, and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

     (n)  Pre-Litigation Dispute Mediation.  Except as provided in (S)6(e), any
          --------------------------------
     dispute controversy or claim relating to this Agreement, including but not limited to the interpretation thereof, or its breach or existence, which cannot be resolved amicably, shall be referred to mediation, prior to suit being filed. If the parties cannot agree to a neutral mediator, the mediation shall be administered by the American Arbitration Association under its Commercial Mediation Rules. The mediation shall be conducted in Chicago, Illinois, or such other location as may be determined by mutual agreement of Parties.

     (o)  JURY TRIAL WAIVER.  EACH PARTY HERETO HEREBY VOLUNTARILY AND KNOWINGLY
          -----------------
     WAIVES ANY RIGHT ANY OF THEM MAY HAVE TO SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER LITIGATION PROCEEDING BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY RELATED INSTRUMENT OR AGREEMENT.

     (p)  Attorneys Fees and Costs.  In any litigation involving this Agreement,
          ------------------------
     the prevailing party shall be entitled to recover its or his reasonable attorneys fees and costs, including the fees and costs associated with any Pre-Litigation Dispute Mediation and appellate fees and costs.


                                     ****

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

                                   MEDICAL INSTITUTES OF AMERICA, INC.
ATTEST:  /s/ Jamie Wyse
         --------------

                                   By:  __/s/_________________________________

                                   _____________________ Title:  ____________
                                   _______________
WITNESS /s/ Gene N. Fuller

WITNESSES As To Miller:            PHILLIP MILLER

/s/ Gene N. Fuller                 /s/ Phillip Miller
-------------------------          ---------------------------------------
                                   Phillip Miller
    Gene N. Fuller
-------------------------
(Print Name)

_________________________

_________________________
(Print Name)

The undersigned executes and joins, in this Agreement in capacity as the Escrow Agent pursuant to (S)7(c) and solely for purposes of such (S)7(c) and for purposes of agreeing to abide by the obligations of the Escrow Agent set forth in such (S)7(c).


                                   Larkin, Hoffman, Daly & Lindgren, Ltd.


                                   By:  /s/ Gene N. Fuller
                                      ----------------------------------------
                                   Its:  Agent
                                      ----------------------------------------